EXHIBIT 10.43

ELEVENTH AMENDMENT

OF

TAYLOR CAPITAL GROUP, INC.

PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

(Effective as of October 1, 1998)

WHEREAS, Taylor Capital Group, Inc. (the “Company”) maintains the Taylor Capital Group, Inc. Profit Sharing and Employee Stock Ownership Plan (Effective as of October 1, 1998) (the “Plan”); and

WHEREAS, it is now considered desirable to further amend the Plan;

NOW, THEREFORE, by virtue of the power reserved to the Company by subsection 17.1 of the Plan, and in exercise of the authority delegated to the Committee established pursuant to Section 18 of the plan (the “Committee”) by subsection 17.1 of the Plan, effective as of March 27, 2005, by substituting “$1,000” for “$5,000” where the latter appears in subsection 11.1 and subparagraph 11.4(c) of the Plan.

IN WITNESS WHEREOF, the undersigned duly authorized member of the Committee has caused the foregoing amendment to be executed this 16th day of March 2005.

/s/ MELVIN E. PEARL
On behalf of the Committee as Aforesaid